UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 24, 2006
RANGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-9592 (Commission File Number)	34-1312571 (IRS Employer Identification No.)

777 Main Street, Suite 800 Ft. Worth, Texas (Address of principal executive offices)	76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Range Resources Corporation (the “Company”) previously filed a Current Report on Form 8-K, dated May 24, 2006 (the “Original 8-K”), which is hereby incorporated herein by reference, to report compensation arrangements for its non-executive directors for the 2006-2007 term of the Board of Directors. This amendment to Form 8-K is being filed to correct the Original 8-K to reflect that the 2,500 fully-vested unregistered shares of common stock granted to non-employee directors was not made pursuant to the Company’s 2004 Non-Employee Director Stock Option Plan (the “2004 Director Plan”), but rather were placed in such director’s account under the Company’s Deferred Compensation Plan for Directors and Select Employees (the “Deferred Compensation Plan”). Item 1.01 as amended is set forth below.
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Compensation Matters
     On May 24, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company authorized compensation arrangements for the non-executive directors and the non-executive Chairman of the Board for the 2006-2007 Board term.
     Non-employee directors will receive a retainer of $40,000 per year, payable quarterly, for their services on the Board and its committees. Each such director will receive a $1,000 fee for each Board or committee meeting attended. Additionally, the non-employee directors were each awarded (i) 12,000 fully vested stock appreciation rights pursuant to the 2004 Director Plan and (ii) 2,500 fully vested unregistered deferred shares of common stock to be placed in such director’s account under the Deferred Compensation Plan. Each of these awards was made at $24.33 per share, the closing price of the Company’s common stock on the New York Stock Exchange on the date of grant.
     Mr. Charles L. Blackburn, as non-executive Chairman of the Board of Directors, will receive a retainer and fee of $135,000 per year, payable quarterly, for his services on the Board and its committees. Mr. Blackburn will also receive the meeting fees, and has been awarded the stock appreciation rights and unregistered deferred shares of common stock, described above.
     A summary of non-employee director compensation is filed as Exhibit 10.1 hereto.
Amendments to the 2005 Plan
     On May 24, 2006, pursuant to proposals submitted to the stockholders at the Company’s 2006 Annual Meeting of Stockholders, the Company’s stockholders approved the Second and Third Amendments (respectively, the “Second Amendment” and “Third Amendment”) to the Range Resources Corporation 2005 Equity-Based Compensation Plan (the “2005 Plan”).
     The Second Amendment amends Section 8(b)(ii)(A) of the 2005 Plan to add “reserves per share growth” to the business criteria already listed as a criteria that might be used by the Compensation Committee in measuring performance targets established under the Company’s annual incentive awards under the 2005 Plan.
     The Third Amendment amends Section 4 of the 2005 Plan to increase the number of shares of common stock authorized to be issued under the 2005 Plan by 950,000 shares.
     The foregoing summary of the Second Amendment and Third Amendment is qualified by reference to the full text of the Second Amendment and Third Amendment, which are filed as Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and are incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits.

Exhibit
Number	Description
10.1*	Non-Employee Director Compensation Summary.
10.2	Second Amendment to the Range Resources Corporation 2005 Equity-Based Compensation Plan (incorporated hereby reference to Exhibit 10.2 to the Company’s Form 8-K (File No. 001-12209) as filed with the Securities and Exchange Commission on May 26, 2006).
10.3	Third Amendment to the Range Resources Corporation 2005 Equity-Based Compensation Plan (incorporated hereby reference to Exhibit 10.3 to the Company’s Form 8-K (File No. 001-12209) as filed with the Securities and Exchange Commission on May 26, 2006).
* Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

	By:	/s/ Rodney L. Waller

Rodney L. Waller
Senior Vice President

Date: June 23, 2006

EXHIBIT INDEX

Exhibit
Number	Description
10.1*	Non-Employee Director Compensation Summary.
10.2	Second Amendment to the Range Resources Corporation 2005 Equity-Based Compensation Plan (incorporated hereby reference to Exhibit 10.2 to the Company’s Form 8-K (File No. 001-12209) as filed with the Securities and Exchange Commission on May 26, 2006).
10.3	Third Amendment to the Range Resources Corporation 2005 Equity-Based Compensation Plan (incorporated hereby reference to Exhibit 10.3 to the Company’s Form 8-K (File No. 001-12209) as filed with the Securities and Exchange Commission on May 26, 2006).
* Filed herewith

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